UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 9, 2022

Adial Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-38323	82-3074668
(Commission File Number)	(IRS Employer Identification No.)

1180 Seminole Trail, Ste 495
Charlottesville, VA 22901

(Address of principal executive offices and zip code)

(434) 422-9800

(Registrant’s telephone number including area code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock	ADIL	NASDAQ

Warrants	ADILW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On February 9, 2022, Adial Pharmaceuticals, Inc. (the “Company”) issued a press release announcing positive in vivo data for PNV-5032, as a potential treatment for asthma.  PNV-5032 demonstrated a significant inhibition of pulmonary flow resistance, which is a measure of asthmatic response, in an in vivo model.

PNV-5032 Relevant Information

●	Greater than 1000-fold selective over the adenosine A1 receptor in potency assays

●	Demonstrated solubility more than 100 times greater than other selective adenosine compounds of the same class currently known to the Company

●	Solubility of an inhaled product allows dissolution in the aerosolized mist for fine distribution over the bronchioles and can be important in facilitating bronchiole membrane penetration

●	Findings indicate drug development potential of molecules of this class, possibly to treat asthma

●	Covered by a composition of matter patent application for patent protection through 2042 with expected statutory extension to 2047

The information in this Item 7.01 and in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01 and in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

The press release attached as Exhibit 99.1 to this Current Report on Form 8-K includes “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements contained therein are “forward-looking” rather than historical.

The Company undertakes no duty or obligation to update or revise the information contained in this Current Report on Form 8-K, although it may do so from time to time if its management believes it is appropriate. Any such updating may be made through the filing of other reports or documents with the Securities and Exchange Commission, through press releases or through other public disclosures.

Item 8.01. Other Events.

On February 9, 2022, the Company issued a press release announcing positive in vivo data for PNV-5032, as a potential treatment for asthma.  PNV-5032 demonstrated a significant inhibition of pulmonary flow resistance, which is a measure of asthmatic response, in an in vivo model.

PNV-5032 Relevant Information

●	Greater than 1000-fold selective over the adenosine A1 receptor in potency assays

●	Demonstrated solubility more than 100 times greater than other selective adenosine compounds of the same class currently known to the Company

●	Solubility of an inhaled product allows dissolution in the aerosolized mist for fine distribution over the bronchioles and can be important in facilitating bronchiole membrane penetration

●	Findings indicate drug development potential of molecules of this class, possibly to treat asthma

●	Covered by a composition of matter patent application for patent protection through 2042 with expected statutory extension to 2047

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release issued by Adial Pharmaceuticals, Inc. on February 9, 2022

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 9, 2022	ADIAL PHARMACEUTICALS, INC.

	By:	/s/ William B. Stilley, III
	Name:	William B. Stilley
	Title:	President and Chief Executive Officer

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